UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2022

Alamo Group Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	0-21220	74-1621248
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1627 E. Walnut, Seguin, Texas	78155
(Address of Registrant’s principal executive offices)	(Zip Code)

(830) 379-1480
Registrant's telephone number, including area code:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.10 per share	ALG	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of
1934 (§240.12b-2 of this chapter).Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 8, 2022, the Board of Directors (the “Board”) of Alamo Group Inc., a Delaware corporation (the “Company”), approved the amendment and restatement of the Bylaws of the Company (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws are effective as of December 8, 2022.

The principal revisions in the Amended and Restated Bylaws include (i) modifications with respect to the conduct and location of shareholder meetings, (ii) additional disclosure and procedural requirements for shareholders to submit director nominations or shareholder proposals, (iii) certain changes and additions with respect to notice for Board meetings and scope of officer responsibilities, (iv) providing for a Lead Director if the Chairperson of the Board is not an independent director, (v) certain changes to conform to recent amendments to the Delaware General Corporation Law (the “DGCL”), and (vi) the addition of bylaws allowing the Board to operate with reduced procedural requirements during an emergency, as defined in the DGCL. The Amended and Restated Bylaws also incorporate certain ministerial, clarifying and conforming changes.

The foregoing summary does not purport to be complete and is qualified in its entirety by the text of Amended and Restated Bylaws, a copy of which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following items are filed as exhibits to this report.

Exhibit No.	Description
3.1	Bylaws, as amended and restated on December 8, 2022
104	Cover Page Interactive Data File - Inline XBRL for the cover page of this Current Report on Form 8-K

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 12, 2022	By: /s/ Edward T. Rizzuti
Edward T. Rizzuti
Executive Vice President, General Counsel & Secretary

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EXHIBIT INDEX

Exhibit No.	Description
3.1	Bylaws, as amended and restated on December 8, 2022
104	Cover Page Interactive Data File - Inline XBRL for the cover page of this Current Report on Form 8-K

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